EXHIBIT B



     THIS OPTION AND SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER. ANY SALE PURSUANT TO CLAUSE (ii) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER OF THIS OPTION TO THE EFFECT THAT SUCH SALE IS NOT IN VIOLATION OF THE ACT.



                                  STOCK OPTION
                                  ------------


          1.   Grant of Option.  Pursuant to the Securities Purchase Agreement,
               ---------------

dated as of December 6, 1994 (the "Securities Purchase Agreement"), between the

Continental Corporation, a New York corporation (the "Corporation"), and CNA

Financial Corporation, a Delaware corporation (the "Optionee"), the Corporation hereby grants to the Optionee, for the period beginning on (x) if the Merger
                                                            -

Agreement terminates pursuant to Section 7.1(iv) or Section 7.1(vii) thereof,

the Termination Date or (y) if the Merger Agreement terminates other than
                         -

pursuant to Section 7.1(iv) or Section 7.1(vii) thereof, the earlier of the

120th day after the Termination Date or the date of the occurrence of a

Specified Corporate Action (the "Commencement Date"),  and ending at

December 9, 2001 (the "Expiration Date"), the exclusive and irrevocable right and option (this "Option")
to purchase from the Corporation for cash in an amount equal to $125,000,000.00

(the "Exercise Price") a total of 62,500 shares (the "Shares") of Cumulative

Preferred Stock, Series G (the "Series G Preferred Stock"), par value $4.00 per share, of the Corporation, as such Series G Preferred Stock is designated in the

Certificate of Incorporation of the Corporation.  Accordingly, the exercise price per Share shall be $200.00 (the "Exercise Price Per Share").  Notwith-

standing the foregoing, if, prior to the Commencement Date, all then outstanding

Chicago Preferred Stock is redeemed or purchased pursuant to Section 15 of the

Securities Purchase Agreement, the Option will terminate and such date of re-

demption or purchase will be deemed to be the Expiration Date.

          2.   Defined Terms.  Capitalized terms used but not defined herein
               -------------

shall have the meanings specified in the Securities Purchase Agreement.

          3.   Exercise of Option.  This Option may be exercised in whole or in
               ------------------

part by the Optionee from time to time between the Commencement Date and the

Expiration Date.  Upon any partial exercise of this Option, the remainder of this Option shall remain in effect and may be exercised at any time or times thereafter until the Expiration Date.  If the Optionee wishes to exercise this

Option, the Optionee
shall send a written notice to the Corporation specifying its intention to exercise this Option and setting forth a date (not less than 5 business days and not more than 10 business days from the date of such notice), time and place for the closing of such purchase.  The place specified in such notice shall be the offices of the Corporation unless otherwise agreed to by the Optionee and the

Corporation.  Each date on which the notice is sent to the Corporation by a means provided for in Section 8.3 hereof shall be deemed to be the exercise date with respect to such purchase and is referred to herein as the "Exercise Date."

The Option may be exercised only with respect to full shares of Series G

Preferred Stock.  No fractional shares of Series G Preferred Stock shall be issued.

          4.   Payment and Delivery of Certificates.
               ------------------------------------

               a.   Delivery of Funds and the Acknowledgement.  Upon any
                    -----------------------------------------

exercise of all or any part of this Option, the Optionee shall on the Exercise

Date (i) deliver to the Corporation an Election to Exercise in the form of

Exhibit A hereto and (ii) make payment to the Corporation of the aggregate

Exercise Price Per Share for the Shares being purchased by delivery of a certified or bank check or by wire transfer of immediately available funds to a bank designated by the Corporation.

               b.   Delivery of the Shares.  Upon payment (or deemed payment in
                    ----------------------

accordance with Section 4.1) of the Exercise Price Per Share for the Shares

being purchased, the Corporation shall deliver to the Optionee certificates representing the number of Shares being purchased by the Optionee from the

Corporation, registered in the name of the Optionee.  The issuance of any Shares upon the exercise of this Option and the delivery of certificates representing such Shares shall be made without charge to the Holder for any tax or other charge in respect of such issuance.

               c.   Put Option.  At any time that the Optionee would be entitled
                    ----------

to cause the redemption of any Shares pursuant to Article 3, Section 6 of the

Certificate of Amendment if it were the holder of such Shares, in lieu of exercising all or any part of this Option, the Optionee may, in the case of the

Holder's Election Redemption, the first anniversary of the Commencement Date or,

in the case of any other redemption, at any time on or after the Commencement

Date, instead require the Corporation to repurchase this Option (or any portion thereof) for cash at a price equal to the Value (as hereinafter defined for pur-

poses of this Section 4.3) of this Option.  For purposes of this Section 4.3,

the Value of this Option (or such portion) shall equal the product of (i) the
                                                                       -

number of Shares for
which this Option (or such portion) is exercisable, multiplied by (ii) the
                                                                   --

excess, if any, of (A) the applicable redemption price per Share at such time
                    -

pursuant to Article 3, Section 6 of the Certificate of Amendment (which will be,

in each case hereunder, the sum of (x) 100% of the Liquidation Preference of

such share and (y) the Additional Amount), over (B) the Exercise Price Per
                                                 -

Share.  Notwithstanding the foregoing, if the applicable redemption price is the

Holder's Election Redemption Price and the redemption of any portion of this

Option would (I) cause any two of Standard's & Poor's ("S&P"), Moody's Investor
              -

Services ("Moody's") and A.M. Best Company ("A.M. Best") to downgrade the rating of (a) the Corporation's securities, in the case of S&P or Moody's or (b) the pooled rating of the Subsidiaries of the Corporation engaged in the insurance business, in the case of A.M. Best or (II) in the reasonable judgment of the
                                       --

Board of Directors of the Corporation have a material adverse effect on the financial condition of the Corporation, then the Corporation may elect to deliver with respect to such portion of this Option in lieu of cash senior non-

convertible notes of the Corporation ("Notes") (x) having a final maturity date no later than December 31, 2006, and (y) having such other terms and conditions as shall result in a determination that such Notes have a fair market value as of
the date of their proposed issuance at least equal to the sum of (1) the Value of this Option (or such portion) and (2) customary underwriting discounts and commissions payable with respect to the sale of securities of a type comparable to the Notes; provided, however, that if the issuance of senior nonconvertible
              --------  -------

notes would cause the event described in clause (I) of this sentence or in the
                                                 -

reasonable judgment of the Board of Directors of the Corporation have a material adverse effect on the financial condition of the Corporation, then the

Corporation may elect to issue, in lieu of senior nonconvertible notes, subordi-

nated nonconvertible notes (in which case the term "Notes" shall mean such subordinated nonconvertible notes) or shares of nonconvertible preferred stock

("Redemption Preferred Stock"), in each case having the terms and conditions described in clauses (x) and (y) of this sentence.  The Corporation shall use its best efforts to cause the Notes or the Redemption Preferred Stock to be registered for immediate resale pursuant to an effective registration under the

Act prior to the issuance thereof.  If such registration statement is not effective within 60 days of the date of such issuance then the annual interest rate of the Notes or the annual dividend rate of the Redemption Preferred Stock,

as applicable, shall be increased by 0.5% per annum until such securities are sold
pursuant to an effective registration statement under the Act.  For purposes of this Section 4.3 "fair market value" shall mean the fair market value of the

Notes or Redemption Preferred Stock, as the case may be, as determined by an investment banking firm of national standing selected by the Corporation and reasonably acceptable to the Optionees electing to effect such Holder's Election

Redemption.  In the case that the Corporation shall be entitled to deliver either subordinated nonconvertible notes or Redemption Preferred Stock, it shall be the election of the Corporation whether to deliver such Notes or Redemption

Preferred Stock, except that, if the sale of the security to be delivered by the

Corporation pursuant to the terms hereof would give rise to an additional liability on the part of the Optionee and it shall so notify the Corporation in writing, the Corporation shall deliver the type of security specified in such notice.

          5.   Transfer.
               --------

               a.   Restrictions on Transferability.  The Optionee will not
                    -------------------------------

effect any sale, assignment, transfer, disposition by gift or distribution in liquidation or otherwise ("Transfer") (including any Transfer upon foreclosure of a pledge or other security interest), pledge, mortgage, hypothecation or grant of a security interest of or in this

Option or any of the Shares or any Subordinated Notes issued upon exchange for the Shares (the "Exchange Notes") that under applicable law requires prior regulatory approval until such regulatory approval has been obtained. The

Optionee agrees that, until the earlier of (i) the Effective Time (as such term is defined in the Merger Agreement) and (ii) the Termination Date, it will not

Transfer any portion of the Option, except to an Affiliate of the Optionee who agrees to be bound by the restrictions of this Section 5 and of Sections 6.1 and

6.4 of the Securities Purchase Agreement.  The Optionee will not Transfer,

pledge, mortgage, hypothecate or grant a security interest in this Option, any of the Shares or Exchange Notes (unless, with respect to such Shares or Exchange

Notes, such Shares or Exchange Notes were previously issued pursuant to an effective registration statement under the Securities Act of 1933, as amended

(the "Act")) except pursuant to (A) an effective registration statement under the Act or (B) an applicable exemption from registration under the Act.  In connection with any Transfer by the Optionee pursuant to clause (B) of the immediately preceding sentence, the Optionee shall furnish to the Corporation an opinion of counsel reasonably satisfactory to the Corporation to the effect that the proposed transfer or conveyance would not be in violation of the Act.  The

Optionee may not, during the period (the "Restricted Period") ending upon the earliest to occur of (i) the third anniversary of the date hereof, (ii) a Change of Control, (iii) a breach by the Corporation of any of its obligations under any of Sections 6.6, 6.13, 6.14, 6.16, 6.17, 6.18 or Section 14 of the

Securities Purchase Agreement or any of its material obligations under the

Registration Rights Agreement or any of its material obligations under the

Merger Agreement giving rise to a right of termination under Section 7.1(iv)

thereof, and (iv) the date on which the full amount of dividends payable on the

Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock,

Series H Preferred Stock or Series T Preferred Stock for any two quarterly dividend periods shall not have been paid, the Optionee will not Transfer any portion of the Option, the Shares or the Exchange Notes except (1) to an

Affiliate of the Purchaser, who agrees to be bound by the restrictions of this

Section 5.1 and Sections 6.1 and 6.4 of the Securities Purchase Agreement,

(2) to a person or entity who agrees to be bound by the restrictions of this

Section 5.1 and Sections 6.1 and 6.4 of the Securities Purchase Agreement, the

Transfer to whom has been approved in advance by the Board of Directors of the

Corporation, (3) to a person or entity who after such Transfer will beneficially own (to the know
ledge of the Optionee, based solely on the representation and warranty of such person or entity, and knowledge available from a review of publicly available filings made by such person or entity with respect to the beneficial ownership of Common Stock under Section 13 of the Exchange Act) less than 5% of the Common

Stock on a fully diluted basis, (4) pursuant to Rule 144 under the Act, or (5)

pursuant to a tender offer (a) commenced by the Corporation or (b) commenced by any other person or entity with respect to which the Board of Directors of the

Corporation shall send to shareholders a statement that the Board of Directors

(x) recommends approval of such tender offer, or (y) is neutral with respect to such tender offer.  Other than as set forth in the first sentence of this

Section 5.1, nothing contained in this Section 5.1 shall restrict or prohibit the Purchaser from pledging, mortgaging, hypothecating or granting a security interest in, or granting participation rights in, the Option, the Shares or the

Exchange Notes; provided, however, that if a pledgee, mortgagee or holder of
                --------  -------

such security interest forecloses on the Option, the Shares or the Exchange

Notes during the Restricted Period, it may do so only if such pledgee, mortgagee or holder of such security interest agrees to be bound by the restrictions of this Section 5.1 and Sections 6.1 and 6.4 of the Securities

Purchase Agreement.  Notwithstanding the foregoing, if none of the events specified in any of clauses (ii), (iii) or (iv) above has occurred (whether before or after termination of the Restricted Period), then the Purchaser shall not, prior to the fifth anniversary of December 9, 1994, Transfer any portion of the Option, the Shares or the Exchange Notes to any person or entity who after such Transfer will own (to the knowledge of the Purchaser, based solely on the representations and warranty of the Person, and knowledge available from a review of publicly available filings made by such person or entity with respect to the beneficial ownership of Common Stock under Section 13 of the Exchange

Act) more than 5% of the Common Stock of the Company on a fully diluted basis,

unless such person or entity agrees to be bound by the terms and restrictions of the penultimate sentence of Section 6.1, Section 6.4 and Section 7 of the

Purchase Agreement and this penultimate sentence of Section 6.1 of the Purchase

Agreement.  Notwithstanding the foregoing, nothing contained herein shall prohibit any Transfer, pledge, mortgage, hypothecation or grant of a security interest of or in the Option by any insurance regulator acting as conservator or receiver.

               b.   Restrictive Legend.  Until such time as (i) a registration
                    ------------------

statement with respect to the sale of
this Option shall have become effective under the Act and the Option shall have been disposed of in accordance with such registration statement, (ii) this

Option shall have been sold as permitted by Rule 144 under the Act and the purchaser thereof does not receive "restricted securities" as defined in Rule

144 or (iii) this Option shall have been otherwise transferred, a new Option not bearing a legend restricting further transfer shall have been delivered by the

Corporation and subsequent public distribution of this Option shall not in the opinion of counsel to the Optionee require registration under the Act, this

Option shall be subject to a stop-transfer order and shall bear the legend set forth hereon.  So long as the Shares or Exchange Notes are Registrable

Securities, the Shares or Exchange Notes shall be subject to a stop-transfer order and shall bear the following legend by which each holder thereof shall be bound:

          "[THE SHARES REPRESENTED BY THIS CERTIFICATE AND ANY SHARES OR OTHER SECURITIES ISSUABLE UPON EXCHANGE HEREOF] [THIS NOTE] MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREOF. ANY SALE PURSUANT TO CLAUSE (ii) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES TO THE EFFECT SUCH SALE IS NOT IN VIOLATION OF THE ACT."

               c.   Removal of Legends.  After termination of the requirement
                    ------------------

that all or part of such legend be placed upon this Option, a certificate representing the Shares or an Exchange Note, the

Corporation shall, upon receipt by the Corporation of evidence reasonably satisfactory to it that such requirement has terminated and upon the written request of the holder of this Option, such Shares or such Exchange Note, issue a new Option, certificate for such Shares or Exchange Note that does not bear such legend.

               d.   Transfer of Option.  Subject to Section 5.1, this Option
                    -------------------

shall be transferable, in whole or in part, upon delivery thereof to the

Corporation accompanied by an Assignment substantially in the form of Exhibit B hereto duly endorsed by the Optionee.  Upon any registration of transfer, the

Corporation shall deliver a new Option to the person entitled thereto.  This

Option may be exchanged, at the option of the Optionee, for another Option, or other Options of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Shares upon surrender to the

Corporation.

          6.   Reservation of Shares.  The Corporation shall retain and reserve
               ----------------------

a sufficient number of shares of Series G Preferred Stock in order to meet its obligation hereunder.  The Corporation agrees not to issue, sell, assign,

pledge, hypothecate, transfer or otherwise dispose of any shares of

Series G Preferred Stock except in accordance with this Option.

          7.   Amendment of Certificate of Amendment.  Prior to the issuance of
               -------------------------------------

any Shares upon exercise of this Option, without the prior written consent of the Optionee, the Corporation will not (i) alter or repeal the Certificate of

Incorporation so as to affect the holders of Series G Preferred Stock adversely or (ii) authorize, adopt or approve an amendment to the Certificate of

Incorporation that would increase or decrease the par value of the Series G

Preferred Stock, or alter or change the powers, preference or special rights of the Series G Preferred Stock.  Notwithstanding the foregoing, nothing in this

Section 7 shall prohibit the Corporation from effecting a recapitalization,

reorganization, consolidation or merger of, or sale by, the Corporation prior to the Commencement Date or, if after the Commencement Date, if (A)(a) such recapitalization, reorganization, consolidation, merger or sale constitutes a

Specified Corporate Action, (b) the Corporation has sufficient funds legally available to it (after giving effect to such transaction) to redeem, at the then applicable price under Section 4.3 pursuant to the terms hereof, the Option,

(c) such redemption shall not be prohibited by any agreement to which the

Corporation or any of its Subsidiaries is a party, by applicable law or otherwise, (d) the Board of Directors of the Corporation,

including a majority of the directors who are not officers or employees of the

Corporation, shall have adopted a resolution confirming that such funds are available and that the Optionee (pursuant to Section 4.3) has the right to require such redemption and (e) the Corporation shall have set aside sufficient funds to meet the applicable redemption payments through the Specified Corporate

Action Redemption Date (except that no funds need be set aside with respect to any portion of the Option if the Optionee has notified the Corporation that it will not require redemption of such portion under Section 4.3) or (B) (1) the

Corporation shall be the resulting or surviving corporation, (2) the resulting or surviving corporation will have after such recapitalization, reorganization,

consolidation or merger no Senior Stock or Parity Stock (each as defined in the

Certificate of Amendment) either authorized or outstanding (except such Parity

Stock of the Corporation as may have been authorized or outstanding immediately preceding such consolidation or merger) or such stock of the resulting or surviving corporation (having the same powers, preferences and special rights of any such Parity Stock) as may be issued in exchange therefor), (3) the Optionee will receive in exchange for this Option an option to purchase the same number of shares of stock, with the same preferences, rights and powers, of the resulting or surviving corporation, (4) after such recapitalization,

reorganization, consolidation or merger the resulting or surviving corporation shall not be in breach of any of the terms hereof, any of the Material

Provisions of the Securities Purchase Agreement (as defined in the Certificate of Amendment) or any of its material obligations under the Registration Rights

Agreement and (5) all or substantially all the holders of the outstanding shares of capital stock of the Corporation immediately prior to such consolidation or merger are entitled to receive shares representing 50% or more of the then outstanding shares of capital stock of the resulting or surviving corporation entitled to vote generally in the election of directors.

          8.   Miscellaneous.
               -------------

               a.  Binding Effect and Assignment.  This Option and all of the
                   -----------------------------

provisions hereof shall be binding upon and inure to the benefit of the Optionee and the Corporation and their respective successors and assigns.

               b.  Amendments and Modifications.  This Option may not be
                   ----------------------------

modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

               c.  Notices.  All notices or other communications given or made
                   -------

hereunder shall be validly given or made if in writing and delivered by facsimile transmission or in person at, mailed by registered or certified mail,

return receipt requested, postage prepaid, or sent by a reputable overnight courier to, the following addresses (and shall be deemed effective at the time of receipt thereof).

               If to the Corporation:

                    The Continental Corporation
                    180 Maiden Lane
                    New York, New York  10038
                    Telecopy: (212) 440-3857
                    Attention: Chief Executive Officer

               with copies to:

                    The Continental Corporation
                    180 Maiden Lane
                    New York, New York  10038
                    Telecopy: (212) 440-3857
                    Attention: General Counsel

                    Debevoise & Plimpton
                    875 Third Avenue
                    New York, New York  10022
                    Telecopy: (212) 909-6836
                    Attention:  Edward A. Perell, Esq.

               If to the Optionee:

                    CNA Financial Corporation
                    CNA Plaza
                    Chicago, Illinois 60685
                    Telecopy: (312) 822-1297
                    Attention:  General Counsel
               with a copy to:

                    Wachtell, Lipton, Rosen & Katz
                    51 West 52nd Street
                    New York, New York  10019
                    Telecopy: (212) 403-2000
                    Attention:  Craig M. Wasserman, Esq.

or to such other address as the person or entity to whom notice is to be given may have previously furnished notice in writing to the other in the manner set forth above.

               d.   Lost Options.  Upon receipt of evidence satisfactory to the
                    -------------

Corporation of the loss, theft, destruction or mutilation of this Option and upon reimbursement of the Corporation's reasonable incidental expenses, the Cor-

poration shall execute and deliver to the Optionee a new Option of like date,

tenor and denomination.

               e.  No Rights of a Shareholder.  The Optionee shall not have,
                   --------------------------

solely on account of such status, any rights of a shareholder of the

Corporation, either at law or in equity, or to any notice of meetings of share-

holders or of any other proceedings of the Corporation.  No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of a certificate or certificates for Shares upon each exercise of this

Option.

               f.  Entire Agreement.  This Option, together with the Securities
                   ----------------

Purchase Agreement and the Certificate of Amendment, contains the entire understanding of the Optionee and the Corporation in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.  Subsequent to exercise of this

Option into Shares, all rights and preferences of such Shares shall be as specified in the Certificate of Amendment.

               g.  Governing Law.  The validity, construction, enforcement and
                   -------------

interpretation of this Option shall be governed by the laws of the State of New

York applicable to agreements made and to be performed entirely within such

State.

               h.  Captions.  The captions, headings and arrangements used in
                   --------

this Option are for convenience only and do not in any way affect, limit,

amplify or modify the terms and provisions hereof.

          IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed on the 9th day of December, 1994.

                    THE CONTINENTAL CORPORATION


                    By: /s/ John P. Mascotte
                       ____________________________
                       Name:   John P. Mascotte
                       Title:  Chairman


Attest:


/s/ William F. Gleason, Jr.
___________________________
Name:   William F. Gleason, Jr.
Title:  Secretary

                                    Exhibit A
                                    ---------



                          FORM OF ELECTION TO EXERCISE

          The undersigned hereby exercises his or its rights to purchase ______ shares of Cumulative Preferred Stock, Series G ("Series G Preferred Stock"), par value $4.00 per share, of The Continental Corporation covered by the within Option and tenders payment herewith in the amount of $_____ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:









                    (Print Name, Address and Social Security
                          or Tax Identification Number)


and, if such number of shares of Series G Preferred Stock shall not be all the shares of Series G Preferred Stock covered by the within Option, that a new Option for the balance of the shares of Series G Preferred Stock covered by the within Option be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated: ___________________


                              Signature:__________________________


Witness: __________________

                                    EXHIBIT B
                                    ---------



                               FORM OF ASSIGNMENT


          FOR VALUE RECEIVED, ___________________ hereby sells, assigns, and transfers unto ______________________ an Option to purchase __________ shares of Cumulative Preferred Stock, Series G, par value $4.00 per share, of The Conti-nental Corporation